Exhibit 10.2

STOCK OPTION PLAN - OPTION AGREEMENT

This Option Agreement is entered into between INMED PHARMACEUTICALS INC. (the "Company") and the Optionee named below pursuant to the Company Stock Option Plan (the "Plan"), a copy of which is attached hereto, and confirms that:

1.	on ● (the "Grant Date");

2.	● (the "Optionee");

3.	was granted the option (the “Option”) to purchase ● Common Shares (the "Option Shares") of the Company;

4.	for the price (the "Option Price") of $● per share;

5.	The following vesting provisions: complete vesting shall occur over a period of not less than 18 months as follows: ●

6.	terminating on the ● (the “Expiry Date”);

all on the terms and subject to the conditions set out in the Plan. The Option Shares shall continue to be exercisable until the termination or cancellation thereof as provided in this Option Agreement and the Plan. However, should the Optionee cease to be an officer, director, employee or consultant (“Eligible Person”) due to his or her termination by the Company other than for cause, or due to his or her voluntary resignation, the Option then held by the Optionee shall be exercisable to acquire vested unissued Option Shares at any time up to but not after the earlier of the Expiry Date and the date which is ninety (90) days after the Optionee ceases to be an Eligible Person.

To exercise your Option, deliver a written notice specifying the number of Optioned Shares you wish to acquire, together with cash or a certified cheque payable to the Company for the aggregate Option Price, to the Company. A certificate for the Optioned Shares so acquired will be issued by the transfer agent as soon as practicable thereafter.

The Company and the Optionee represent that the Optionee under the terms and conditions of the Plan is a bona fide [DIRECTOR/ OFFICER/ EMPLOYEE/ CONSULTANT/ of the Company, entitled to receive Options under Canadian National Stock Exchange Polices.

By signing this Option Agreement, the Optionee acknowledges that the Optionee has read and understands the Plan and agrees to the terms and conditions of the Plan and this Option Agreement.

Acknowledgement – Personal Information

The undersigned hereby acknowledges and consents to:

(a)	the disclosure to the Canadian National Stock Exchange and all other regulatory authorities of all personal information of the undersigned obtained by the Company; and

(b)	the collection, use and disclosure of such personal information by the Canadian National Stock Exchange and all other regulatory authorities in accordance with their requirements, including the provision to third party service providers, from time to time.

Suite 350 - 409 Granville Street, Vancouver, BC V6C 1T2 | T: 604.669.7207 | F: 604.683.2506 | www.inmedpharma.com

IN WITNESS WHEREOF the parties hereto have executed this Option Agreement as of the ●

day of ● 20___.

INMED PHARMACEUTICALS INC.
Signature	Per:
Authorized Signatory
Print Name

Address

STOCK OPTION PLAN – EXERCISE NOTICE

To:       INMED PHARMACEUTICALS INC. (the “Company”)

The undersigned hereby irrevocably gives notice, pursuant to the Company’s stock option plan (the “Plan”), of the exercise of the option to acquire and hereby subscribes for:

(a)	all of the shares; or

(b)	____________________ of the shares, which are the subject of the option certificate attached hereto.

Calculation of the total exercise price:

(i) number of shares to be acquired on exercise:	___________________ shares

(ii) multiplied by the exercise price per share:	$ __________________

(iii) withholding taxes calculated	$ __________________

TOTAL EXERCISE PRICE, enclosed herewith:	$ __________________

The undersigned tenders herewith a certified cheque, bank draft or wire transfer in an amount equal to the total exercise price of the aforesaid shares, as calculated above, and directs the Company to issue the share certificate evidencing said shares in the name of the undersigned to be mailed to the undersigned at the following address:

________________________

________________________

________________________

DATED the _________ day of ______________, 20___.

Signature of Option Holder

Name of Option Holder (please print)

Suite 350 - 409 Granville Street, Vancouver, BC V6C 1T2 | T: 604.669.7207 | F: 604.683.2506 | www.inmedpharma.com